This submission is being made solely to obtain series and class (contract) identifiers for the following variable annuity product under the Prudential’s Investment Plan Account (811-01850):

Contract: Systematic Investment Plan (002-52715).

Any questions regarding this submission should be directed to Mary K. Johnson, Vice President, Corporate Counsel, at Prudential at (860) 534-7704.